EXHIBIT 10.5

                                                        Expiration Date 12-31-87

                       U. S. Small Business Administration
                                                                S8A LOAN NUMBER
                                                                ---------------
                                                            GP-467,719-30-10-DAL

                                      NOTE

                                                                 Roanoke, Texas
                                                                 --------------
                                                                (City and State)

$ 250,000.00                                              (Date) April 8,   1992
 -----------                                                     --------   ----

         For value received, the undersigned promises to pay to the order
of         First National Bank of Grapevine
   -----------------------------------------------------------------------------
                                     (Payee)

at its office in the city of Grapevine, State of Texas or at holder's option, at such other place as may be designated from time to time by the holder
Two Hundred Fifty Thousand Dollars and no/100------ dollars,
--------------------------------------------------------------------------------
                               (Write out amount)

with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of 8.75 percent per annum, payment to be made in installments as follows:

Six (6) monthly payments of interest only, beginning one (l) month(s) from date of Note, thereafter monthly installment of $4,214.00, including principal and interest, on the same date of each succeeding calendar month thereafter until paid in fu11, provided that all principa1 and interest not sooner paid shall become due and payable seven (7) years from the date of Note; with the further provision that each said installment payment, when received, shall be applied by the holder hereof, first to interest accrued to the date of receipt of said payments, and the balance, if any, on account of the principal hereof.

The interest rate as of the date of Note is eight and three-quarters percent (8.75%) per annum.

Undersigned further agrees that, upon expiration of the calender year in which first disbursement is made, the rate of interest herein shall

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increase or decrease to become a rate of two and one-quarter percent (2.25%) per annum over the minimum prime lending rate for large U.S. money center commercial banks as published in the Money Rates Section of the Wall Street Journal. The change of the rate of interest herein shall be determined and become effective as of the first day of each such period, as appropriate of each calendar year. Holder shall give written notice to the undersigned of each increase or decrease in the interest rate within thirty days after effective date of change. If the undersigned shall be in default in payment due on the indebtedness therein, and the SBA purchases its guaranteed portion of said indebted ness, the rate of interest on the guaranteed and unguaranteed portion therein shall become fixed at the rate in effect as of the initial date of default. If the undersigned shall not be in default in the rate in effect as of the date of purchase by SBA. Lender has the right to raise or lower the monthly payment to assure such payment will amortize the note within the bounds of the stated maturity.

Notwithstanding rate of interest provided herein, the interest rate shall not exceed the maximum rate permitted under applicable law.

         If this Note contains a fluctuating interest rate, the notice provision is not a pre-condition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty. Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this note or other document borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

         The term "Indebtedness" as used herein shall mean the indebtedness evidenced in this Note, including principal, interest, and expenses, whether contingent, now due hereafter to become due and whether heretofore or contemporaneously herewith or hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned or others, in

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connection with, or as security for, the  Indebtedness or any part thereof.  The
Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

     The Indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any State insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due; (2) nonperformance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereinafter called "SBA"), with respect to the Indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned; (4) the reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder;
(5) the undersigned's failure duly to account, to Holder's satisfaction, at such time or times as Holder may require, for any of the Collateral, or proceeds thereof, coming into the control of the undersigned; or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

         Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement or notice of the time or

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place of sale or of any adjournment thereof,  which are hereby expressly waived.
After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the Indebtedness, as it shall deem proper, returning the excess, if any, to the
undersigned.   The  undersigned   hereby  waives  all  right  of  redemption  or
appraisement whether before or after sale.

         Holder is, further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the indebtedness, or any part thereof, has become due, Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege, and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

         The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the Indebtedness or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

         The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation or rehypothecation of any note

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of  the  undersigned  or  any  item  of the  Collateral,  or by any  indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the Indebtedness or any part thereof, or (b)
any  surrender,   compromise,   release,   renewal,   extension,   exchange,  or
substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, and guaranty, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA, as if said purchaser, assignee, transferee, or pledgee were originally named as Payee in this Note and in said application or applications.




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                                                       Expiration Date: 12-31-87

                       U.S. Small Business Administration
                                                            S8A LOAN NUMBER
                                                            ---------------
                                                            GP-467,719-30-10-DAL


         This promissory note is given to secure a loan which SBA is making or in which it is participating and, pursuant to Part 101 of the Rules and Regulations of SBA (13 C.F.R. 101.1(d)), this instrument is to be construed and (when SBA is the Holder or a party in interest) enforced in accordance with applicable Federal law.





                                            NICHE PHARMACEUTICALS, INC.



                                             /s/ Stephen F. Brandon
                                            Stephen F. Brandon, President



                                            Attest:


                                             /s/ Larry D. Flynn
                                            Larry D. Flynn, Secretary









         Note.-Corporate applicants must execute Note, in corporate name, by duly authorized officer, and seal must be affixed and duly attested; partnership applicants must execute Note in firm name, together with signature of a general partner.

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